                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of

                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                           August 17, 2005 (August 10, 2005)

                     Empire Energy Corporation International

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             (Exact Name of Registrant as specified in its charter)

           Utah                         1-10077                  87-0401761

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(State or other jurisdiction)       (Commission file       (IRS Employer ID No.)

                                        number)

                      16801 W. 116th Street, Lenexa, Kansas            66219

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                    (Address of principal executive offices)        (zip code)

                                 (913) 469-5615

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              (Registrant's telephone number, including area code)

Item 4.01   Changes in Company's Certifying Accountant.

On August 10, 2005, the Board of Directors of Empire Energy Corporation International (the "Company"), dismissed Malone & Bailey, PC ("Malone"), the Company's independent auditor. On August 10, 2005 the Board of Directors of the Company engaged UHY Haines Norton from Sydney ("Haines") as the Company's independent auditor. The Company did not discuss any accounting or auditing issues with Haines prior to August 10, 200 5 ..

The report of Malone on the financial statements of the Company as of December 31, 2004 and December 31, 2003 and for the years then ended, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to audit scope or accounting principles. Malone ’s audit report on the financial statements of the Company as of December 31, 2004 and December 31, 2003 and for the years then ended included an explanatory paragraph concerning the Company's ability to continue as a going concern.

During the years ended December 31, 2004 and December 31, 2003 and any subsequent interim period preceding August 10, 2005, there were no disagreements between the Company and Malone on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused Malone if not resolved to the satisfaction of Malone, to make reference to the subject matter of the disagreements in connection with its reports.

The Company has provided Malone with a copy of the this Form 8-K and requested that Malone furnish the Company with a letter, addressed to the Securities and Exchange Commission, stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01   Financial Statements and Exhibits

(c) Exhibits:

Exhibit Number      Exhibit Description

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     16.1           Letter from Malone & Bailey, PC, dated

                    August 17, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned duly authorized officer.

                                       Empire Energy Corporation International

                                                  (Registrant)

Dated: August 17, 2005                      By:  /s/  Malcolm Bendall

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                                                      Malcolm Bendall

                                                      Chairman and Principal

                                                      Executive Officer

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